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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006



                        SkillSoft Public Limited Company
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               (Exact Name of Registrant as Specified in Charter)



  Republic of Ireland              0-25674                         None
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 (State or Other Juris-          (Commission                   (IRS Employer
diction of Incorporation         File Number)                Identification No.)


    107 Northeastern Boulevard
      Nashua, New Hampshire                                        03062
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (603) 324-3000



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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 10, 2006, SkillSoft Public Limited Company (the "Company") announced its financial results for the fiscal quarter and fiscal year ended January 31, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

               99.1    Press Release dated March 10, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SkillSoft Public Limited Company


Date: March 10, 2006                   By: /s/ Charles E. Moran
                                          --------------------------------------
                                           Charles E. Moran
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit No.                                Description
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99.1                                       Press release dated March 10, 2006